EXHIBIT 4.1


COMMON STOCK                                                       COMMON STOCK
  NUMBER                        ASD GROUP, INC                        SHARES
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                          SEE REVERSE FOR CERTAIN DEFITINITIONS
                                                            CUSIP 001988  10  4


THIS CERTIFIES THAT





is the Registered Holder of

    FULLY-PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF
                                 ASD GROUP, INC
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                 ASD GROUP, INC
                                 CORPORATE SEAL
                                      1965
                                    DELAWARE
      CHAIRMAN OF THE BOARD                                 SECRETARY

                                             [LANDSCAPED]

                                       COUNTERSIGNED AND REGISTERED
                                       AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                 TRANSFER AGENT AND REGISTRAR
                                       By


                                                   AUTHORIZED SIGNATURE

                               (SEE REVERSE SIDE)

                                 ASD GROUP, INC.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF: (A) THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF CAPITAL STOCK AUTHORIZED TO BE ISSUED;
(B) THE VARIATIONS RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES AUTHORIZED TO BE ISSUED WITHIN EACH SUCH CLASS: AND (C) THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE SUCH VARIATIONS FOR SUBSEQUENT SERIES.

The following abbreviations when used in the inscription on the facE of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with rights of survivorship and not as tenants in common
UNIF GIFT MIN ACT - (Cust) ___________ Custodian (Minor) _____________ under
                        Uniform Gifts to Minors Act (State)_________________ Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _______________HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[                                     ]
_______________________________________________________________________________

_______________________________________________________________________________
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE, OR ASSIGNEE

_______________________________________________________________________________

_______________________________________________ shares of the cAapital stock represented by the within Certificate and does hereby irrevocably constitute and appoint _______________________________________________________________________

_______________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


DATED _______________________________ SIGNED __________________________________

                                      SIGNED __________________________________
                                      NOTICE: The signature(s) to this
                                      assignment must conform in all repsects
                                      with the name as written upon the face of the certificate.

IMPORTANT: SIGNATURE(S) MUST BE GUARANTEED BY A FIRM THAT IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHAGNE OR BY A COMMERCIAL BANK OR A TRUST COMPANY.